UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 5, 2018
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001643293
COMM 2015-LC21 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation of registrant)

333-193376-19
(Commission File Number of issuing entity)

47-4300612
47-4322711
47-7135776
(I.R.S. Employer Identification Numbers)

c/o Deutsche Bank Trust Company Americas
as Certificate Administrator
1761 East St. Andrew Place
Santa Ana, CA
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.
Pursuant to Section 3.22 of the Pooling and Servicing Agreement, dated as of June 1, 2015 (the "COMM 2015-LC21 PSA"), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer ("Midland"), Wilmington Trust, National Association,
as Trustee, Deutsche Bank Trust Company Americas, as Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor, the Directing
Holder has the right, at any time prior to the occurrence and continuance of a Control Termination Event (or if a Control Termination Event has occurred but is no longer continuing), to terminate the existing special servicer, with or without cause, and to appoint a successor special servicer under the COMM 2015-LC21 PSA.

RREF III Debt AIV, LP, as the current Directing Holder terminated Midland, as special servicer under the COMM 2015-LC21 PSA and appointed Rialto Capital Advisors, LLC ("RCA") as the successor special servicer under the COMM 2015-LC21 PSA, effective as of July 5, 2018.  Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2015-LC21 PSA.

Effective as of July 5, 2018, the mortgage loans securitized in the COMM 2015-LC21 Mortgage Trust transaction will be specially serviced, if necessary, pursuant to the COMM 2015-LC21 PSA by RCA.

The Special Servicer
RCA will serve as Special Servicer pursuant to the terms of (and as defined in) the COMM 2015-LC21 PSA. The Special Servicer will be primarily responsible for making decisions and performing certain servicing functions with respect to the mortgage loans that, in general, are in default or as to which default is imminent.  RCA maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

RCA has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. RCA currently has a commercial mortgage-backed securities special servicer rating of "CSS2" by Fitch, a commercial loan special servicer ranking of "Above Average" by S&P and a commercial mortgage special servicer ranking of "MOR CS2" by Morningstar Credit Ratings, LLC.

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company ("RCM"). RCM is a vertically integrated commercial real estate investment and asset manager and an indirect wholly-owned subsidiary of Lennar Corporation ("Lennar") (NYSE: LEN and LEN.B), a national homebuilder with over 8,000 employees across the country's largest real estate markets. In that regard, Lennar has engaged Wells Fargo Securities and Deutsche Bank Securities to advise Lennar regarding possible strategic alternatives that may be available with regard to RCM and its investment and asset management platform. As of March 31, 2018, RCM was the sponsor of, and certain of its affiliates were investors in, ten private equity funds
(collectively, the "Funds") and RCM also advised four separately managed accounts, having over $5.4 billion of regulatory assets under management in the aggregate (calculated as of
December 31, 2017). Four of such Funds are focused on distressed and value-add real estate related investments and/or commercial mortgage backed securities, four of such Funds are focused on investments in commercial mortgage-backed securities and the other two Funds and the separately managed accounts are focused on mezzanine debt and credit investments. Through
March 31, 2018, RCM has acquired and/or is managing over $7.5 billion of non- and sub-performing real estate assets, representing approximately 11 thousand loans.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $6.1 billion in face value of subordinate, newly-originated commercial mortgage-backed securities certificates in approximately 88 different securitizations totaling approximately $92 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

RCM has over 250 employees as of March 31, 2018, and is headquartered in Miami with two other main offices located in New York City and Atlanta. RCM's commercial real estate platform has twelve additional offices across the United States and four offices in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act of 1933. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by
RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to external and internal audits and reviews. RCA is subject to Lennar's internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and "REO" management. RCA is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the Funds.
As part of such external audits, auditors perform test work and review internal controls throughout the year. As a result of this process, RCA has been determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services.
Additionally, RCA has a formal, documented disaster recovery and business continuity plan which is managed by Lennar's on-site staff.

As of March 31, 2018, RCA and its affiliates were actively special servicing approximately 173 portfolio loans with a principal balance of approximately $213 million and were responsible for approximately 194 portfolio REO assets with a principal balance of approximately $242 million.

RCA is also currently performing special servicing for approximately 92 commercial real estate securitizations. With respect to such securitization transactions, RCA is administering approximately 6,511 assets with an original principal balance at securitization of approximately $94 billion. The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The table below sets forth information about RCA's portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools                                 As of 12/31/2014     As of 12/31/2015      As of 12/31/2016     As of 12/31/2017     As of 03/31/2018

Number of CMBS Pools Named
Special Servicer.................                45                   59                    75                   90                   92
Approximate Aggregate
Unpaid Principal Balance(1)......           $49.2 billion        $63.6 billion           $79 billion        $91.8 billion        $94.1 billion
Approximate Number of
  Specially Serviced Loans or
  REO Properties(2)..............                28                   17                    37                   77                   94
Approximate Aggregate
  Unpaid Principal Balance of
  Specially Serviced Loans or
  REO Properties(2)..............          $126.9 million       $141.9 million          $320 million         $1.1 billion         $1.4 billion

(1) Includes all commercial and multifamily mortgage loans and related REO properties in RCA's portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.

(2) Includes only those commercial and multifamily mortgage loans and related REO properties in RCA's portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer under the COMM 2015-LC21 PSA, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard under the
COMM 2015-LC21 PSA.

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances,
RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of serviced under the COMM 2015-LC21
PSA, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the COMM 2015-LC21 PSA for assets of the same type included in such securitization transaction. No securitization transaction in which RCA was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer. RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the COMM 2015-LC21 PSA and, accordingly, RCA believes that its financial condition will not have any material impact on such mortgage pool performance or the performance of the certificates of the issuing entity.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the COMM 2015-LC21 PSA.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, which are material to certificateholders. RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to the COMM 2015-LC21 PSA with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA's appointment as special servicer under the applicable servicing agreement and limitations on such person's right to replace RCA as the special servicer.

RCA is an affiliate of the entity that serves as directing holder under the COMM 2015-LC21 PSA. From time to time, RCA and/or its affiliates may purchase securities, including CMBS certificates. RCA and/or its affiliates may purchase certificates issued by the issuing entity in the secondary market. Any such party will have the right to dispose of such certificates at any time.

The information set forth above under this heading "The Special Servicer" has been provided by RCA.

A description of additional material terms of the COMM 2015-LC21 PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the
COMM 2015-LC21 PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement filed by COMM 2015-LC21 Mortgage
Trust on June 18, 2015 and filed with the Securities and Exchange Commission (SEC File Number 333-193376-19).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date:    July 5, 2018

/s/ Natalie Grainger
Name:  Natalie Grainger
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director